EATON VANCE TAX-MANAGED DIVIDEND INCOME FUND

Supplement to Prospectus dated September 1, 2005

Effective July 1, 2006, Thomas H. Luster joined the portfolio management team of Eaton Vance Tax-Managed Dividend Income Fund (the “Fund”). Mr. Luster has been a Vice President of Eaton Vance and its subsidiary, Boston Management and Research (“BMR”) for more than 5 years, and he manages or co-manages other Eaton Vance portfolios.

The following replaces the second paragraph under “Investment Objective and Principal Strategies” under “Fund Summary”:

The Fund may at times invest 25% or more of its assets in each of the utilities and financial services sectors of the market. The Fund may also at times invest up to 35% of its assets in foreign securities. The Fund may engage in derivative transactions (such as purchased puts, equity collars, equity swaps, covered short sales and stock index futures) to protect against price declines, to enhance returns or as a substitute for purchasing or selling securities.

July 1, 2006	TMDIPS2

EATON VANCE TAX-MANAGED DIVIDEND INCOME FUND Supplement to Statement of Additional Information dated September 1, 2005

1. The following replaces the first sentence under “Portfolio Managers” in “Investment Advisory and Administrative Services”:

The portfolio managers of the Fund are Judith A. Saryan, Michael R. Mach, Aamer Khan and Thomas H. Luster.

2. The following is added to the tables under “Portfolio Managers” in “Investment Advisory and Administrative Services”:

	Number of	Total Assets of	Number of Accounts	Total Assets of Accounts
	All Accounts	All Accounts*	Paying a Performance Fee	Paying a Performance Fee
Thomas H. Luster**
Registered Investment Companies	5	$6,331.1	0	$0
Other Pooled Investment Vehicles	0	$ 0	0	$0
Other Accounts	11	$ 334.2	0	$0

*In millions of dollars. **As of April 30, 2006.

3. The following sentence is inserted immediately under the table reflecting the ownership of Fund shares under “Portfolio Managers” in “Investment Advisory and Administrative Services”:

Mr. Luster did not beneficially own shares of the Fund as of the Fund’s most recent fiscal year ended April 30, 2006. However, he beneficially owned between $500,001 – $1,000,000 of all Eaton Vance funds as of December 31, 2005.

July 1, 2006